Number                                                                    Shares




                             AMERICAN SKIING COMPANY
             (Incorporated under the laws of the State of Delaware)


This Certifies that _________________________________ is the owner of
_______________________ Shares of the Series B Preferred Stock of AMERICAN SKIING COMPANY transferable only on the Books of the Corporation by the holder hereof in person or by duly authorized Attorney on Surrender of this Certificate properly endorsed.

In Witness Whereof of the duly authorized officers of this corporation have hereunto subscribed their names and caused the Corporate Seal to be hereto affixed.

At ____________ this _________________ day of ___________________ A.D. _________


                           SHARES Par Value $.01 EACH

                                   CERTIFICATE

                                       FOR



                                     SHARES

                                     OF THE

                                    SERIES B
                                 PREFERRED STOCK

                             AMERICAN SKIING COMPANY

                                    ISSUED TO

                     --------------------------------------

                                      DATED

                      -------------------------------------


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE OFFERED SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, OR (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES.

THE STATEMENT OF RESOLUTION ESTABLISHING SERIES OF SHARES RELATING TO SUCH SHARES FORMING A PART OF THE ARTICLES OF INCORPORATION OF THIS CORPORATION CONTAINS A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES REPRESENTED BY THIS CERTIFICATE. THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THESE SHARES EACH CLASS AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SERIES OF PREFERRED STOCK ISSUED BY THIS CORPORATION.